UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2025

Anteris Technologies Global Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-42437	99-1407174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Toowong Tower, Level 3, Suite 302 9 Sherwood Road Toowong, QLD Australia	4066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 7 3152 3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 7, 2025, Anteris Technologies Global Corp. (the “Company”) lodged an announcement with the  Australian Securities Exchange (“ASX”) regarding the Company’s receipt from the ASX of a waiver from ASX Listing Rule 7.1 (the “ASX Waiver”) on an ongoing basis. The ASX Waiver permits the Company to issue securities without stockholder approval under ASX Listing Rule 7.1, which generally restricts ASX-listed entities from issuing securities in excess of 15% of their issued share capital without stockholder approval over a 12-month period unless an exception applies. The Company will remain subject to the restrictions under the listing rules of The Nasdaq Stock Market (the “Nasdaq Listing Rules”) with respect to the issuance of new securities.

The ASX Waiver is subject to the following terms and conditions:

•
the Company remains subject to, and complies with, the Nasdaq Listing Rules and relevant United States federal and state securities laws for Delaware corporations with respect to the issuance of new securities;

•	the grant of the ASX Waiver to the Company must be approved by a special resolution of the Company’s stockholders, which requires the affirmative vote of 75% of the votes cast;

•	the ASX Waiver will remain in force for a period of three years commencing on the date of the stockholder approval of the ASX Waiver;

•
the Company must include a statement in or with its full year financial statements that are provided to the ASX that summarizes the ASX Waiver and confirms that the Company remains subject to, and continues to comply with, the requirements of the Nasdaq Listing Rules and relevant United States federal and state securities laws for Delaware corporations with respect to the issuance of new securities. Prior to publishing this statement, the Company must confirm with ASX that there has been no change to ASX’s policy settings in relation to security holder approval requirements; and

•
the Company must immediately advise the ASX if the Company becomes aware of any change to the application of the Nasdaq Listing Rules or relevant United States federal and state securities laws for Delaware corporations with respect to the issuances of new securities, or that the Company is no longer in compliance with the requirements of the Nasdaq Listing Rules or the relevant United States federal and state securities laws for Delaware corporations with respect to the issuances of new securities.

Without limiting ASX’s right to vary or revoke its decision pursuant to ASX Listing Rule 18.3, ASX reserves the right to revoke the ASX Waiver if:

•	the Company fails to comply with any of the conditions set forth above;

•	there are changes to the Nasdaq Listing Rules concerning the issuance of new securities; or

•	there are changes to ASX’s policy settings in relation to security holder approval requirements arising from the current review of those settings or any subsequent review.

A copy of the ASX announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	ASX Announcement: Waiver from ASX Listing Rule 7.1

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anteris Technologies Global Corp.

Date: August 7, 2025

	By:	/s/ Wayne Paterson
	Name:	Wayne Paterson
	Title:	Chief Executive Officer, Vice Chairman